MITCHELL HUTCHINS SERIES TRUST--AGGRESSIVE GROWTH PORTFOLIO        ANNUAL REPORT

                                                               February 16, 1999

Dear Contract Owner,

We are pleased to present you with the annual report for the Mitchell Hutchins Series Trust -- Aggressive Growth Portfolio for the fiscal year ended December 31, 1998.

MARKET REVIEW
----------------------------------------------------------------------------
[BARS ICON]

The U.S. market experienced both positives and negatives during the first half of 1998: stable interest rates and low inflation on one hand, and the continuing Asian crisis and worries about corporate earnings on the other. The market became extremely volatile in August when investors pulled money out of stocks in response to increased global uncertainty. Concerns about exposure to over-leveraged hedge funds and emerging markets caused a sell-off in financial-services stocks as investors backed away from potential credit quality and liquidity problems. Weakness in global markets also hurt U.S. companies sensitive to export growth.

   The stock market rallied, however, after the Federal Reserve cut interest rates in September, October and November, and other central banks followed suit in anticipation of the new euro currency. Many sectors that had lagged from August through October -- especially technology and financial services -- rebounded by year-end. The S&P 500 Index gained 28.6% for the full year -- its fourth straight year of gains over 20%. In addition, the rally broadened beyond the largest 20 or so stocks in the Index to include some mid- and small-capitalization stocks.

OUTLOOK

  [ARROW ICON]
  We look for real economic growth of about 2%, low inflation of about 1.8% and modest corporate earnings growth of 4-5% in 1999. In the slow growth, low inflation environment we have forecast for 1999, we do not expect another 20% market gain; we believe market returns in the high single digits are likely. We believe 1999 performance will be driven by a broader group of stocks, and we look for gains in more small- to mid-size companies. Given our lowered return expectations, we think stock selection in 1999 will be more important than it was last year.

PORTFOLIO REVIEW
----------------------------------------------------------------------------
    Early in October, investors' growing concerns over a global recession and dwindling corporate profits caused the U.S. stock market to tumble. Mid-cap stocks were among the hardest hit, with larger caps not as severely affected. The sector suffering the most was technology.

   Small and mid caps rebounded briefly in the fourth quarter. Larger caps surged throughout the remainder of the fourth quarter, spurred by merger and acquisition activity and sizzling returns for a number of larger-cap technology stocks, including a handful of Internet-related issues.

ANNUAL REPORT

   During the fourth quarter, we selectively increased our holdings in consumer services and technology stocks. Conversely, we reduced our holdings in some consumer non-durable and healthcare services stocks due to earnings weakness in those areas.

   For the year, growth stocks of all market caps clearly outperformed value stocks. Investors were fearful of wage pressures, inflation and slower-than-expected GDP growth in the United States and consequently sought stocks capable of delivering exceptional earnings. As the quarter progressed, cautious investors turned increasingly to the greater liquidity and perceived safety of larger-cap stocks.

   Looking ahead, we believe investors will continue to favor stocks with the potential to deliver the strongest earnings growth. These are precisely the stocks we seek for the Portfolio. The Fed's interest rate cuts in the fourth quarter also bode well for investors as interest-rate reductions have historically triggered extended periods of strong performance for stocks.

TOP FIVE SECTORS(1)

---------------------------------------
Technology                        24.3%
Producers/Manufacturing           13.5
Health Services                   12.2
Retail Trade                      10.9
Consumer Durables                  8.2
---------------------------------------

   Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

/s/ MARGO ALEXANDER

MARGO ALEXANDER
President
Mitchell Hutchins Asset Management Inc.

(1) All weightings represent percentages of portfolio assets as of December 31, 1998. The Portfolio is actively managed and all weightings are subject to change.

MITCHELL HUTCHINS SERIES TRUST--AGGRESSIVE GROWTH PORTFOLIO        ANNUAL REPORT

PERFORMANCE AT A GLANCE
----------------------------------------------------------------------------

Comparison of change in value of a $10,000 investment in the Aggressive Growth Portfolio and the S&P 500 Index

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             Aggressive Growth Portfolio     S&P 500 Index
11/30/93                          $9,890           $10,000
12/31/93                          $9,964           $10,121
03/31/94                          $9,734            $9,739
06/30/94                          $9,289            $9,778
09/30/94                          $9,900           $10,256
12/31/94                          $9,675           $10,253
03/31/95                         $10,257           $11,250
06/30/95                         $11,139           $12,323
09/30/95                         $12,222           $13,301
12/31/95                         $11,710           $14,101
03/31/96                         $12,464           $14,857
06/30/96                         $13,218           $15,521
09/30/96                         $14,220           $16,000
12/31/96                         $14,665           $17,333
03/31/97                         $13,265           $17,799
06/30/97                         $15,954           $20,902
09/30/97                         $19,116           $22,466
12/31/97                         $17,710           $23,111
03/31/98                         $20,723           $26,333
06/30/98                         $20,895           $27,205
09/30/98                         $16,560           $24,504
12/31/98                         $20,420           $29,717

   The graph depicts the performance of the Aggressive Growth Portfolio versus the S&P 500 Index, from November 30, 1993 through December 31, 1998. It is important to note that the Aggressive Growth Portfolio is a professionally managed mutual fund while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 12/31/98

----------------------
One Year        15.30%
Five Years      15.43
Life*           14.82
----------------------

* Life = return since commencement of operations on 11/2/93.

   Past performance does not guarantee future performance. Figures assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable dates and do not include sales charges. Performance relates to the Portfolio and does not reflect separate account charges applicable to variable annuity contracts.

   The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Sources: Lipper Inc. and PaineWebber Inc.

MITCHELL HUTCHINS SERIES TRUST--AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS                                       DECEMBER 31, 1998

  NUMBER OF
   SHARES                                                       VALUE
-------------                                               -------------
COMMON STOCKS--113.00%
AGRICULTURE, FOOD & BEVERAGE--1.07%
     6,900       IBP, Inc. ..............................   $     200,963
                                                            -------------
AIRLINES--1.15%
     6,400       Comair Holdings Inc. ...................         216,000
                                                            -------------
APPAREL, RETAIL--4.24%
     6,450       Buckle Inc.*............................         154,800
    22,000       TJX Companies, Inc. ....................         638,000
                                                            -------------
                                                                  792,800
                                                            -------------
APPAREL, TEXTILES--1.84%
     8,500       Nautica Enterprises Inc.*...............         127,500
     3,600       Tommy Hilfiger Corp. ...................         216,000
                                                            -------------
                                                                  343,500
                                                            -------------
BUILDING AND CONSTRUCTION
  PRODUCTS--MISCELLANEOUS--1.00%
     5,300       Owens-Corning Fiberglass................         187,819
                                                            -------------
COMPUTER HARDWARE--3.05%
     9,100       Apple Computer, Inc.*...................         372,531
     4,000       Henry Jack & Associates Inc. ...........         199,000
                                                            -------------
                                                                  571,531
                                                            -------------
COMPUTER SOFTWARE--11.79%
     8,400       BMC Software Inc.*......................         374,325
     4,950       Citrix Systems Inc.*....................         480,459
     8,000       Compuware Corp.*........................         625,000
     2,150       Networks Associates, Inc.*..............         142,438
     8,000       Rational Software Corp.*................         212,000
    10,800       Unisys Corp.*...........................         371,925
                                                            -------------
                                                                2,206,147
                                                            -------------
CONSTRUCTION, REAL PROPERTY--7.89%
     3,900       Fluor Corp. ............................         165,994
     6,100       Lafarge Corp. ..........................         247,050
     7,600       Lennar Corp. ...........................         191,900
     6,400       Pulte Corp. ............................         178,000
     6,800       Ray J Mcdermott*........................         166,175
     4,600       Southdown, Inc. ........................         272,262
     5,000       USG Corp. ..............................         254,688
                                                            -------------
                                                                1,476,069
                                                            -------------
CONSUMER DURABLES--7.73%
     4,600       Ethan Allen Interiors Inc. .............         188,600
    10,300       Furniture Brands International Inc. *...         280,675
    11,600       Herman Miller Inc. .....................         311,750
     4,600       Maytag Corp. ...........................         286,350
     9,000       Mohawk Industries Inc.*.................         378,562
                                                            -------------
                                                                1,445,937
                                                            -------------

  NUMBER OF
   SHARES                                                       VALUE
-------------                                               -------------

DEFENSE/AEROSPACE--1.48%
     5,200       Gulfstream Aerospace Corp.*.............   $     276,900
                                                            -------------
DIVERSIFIED RETAIL--0.65%
     2,800       Federated Department Stores, Inc.*......         121,975
                                                            -------------
DRUGS & MEDICINE--0.97%
     2,800       Allergan, Inc. .........................         181,300
                                                            -------------
ELECTRICAL EQUIPMENT--4.37%
     5,500       Comverse Technology Inc.*...............         390,500
     3,500       Sanmina Corp.*..........................         218,750
    12,600       Tekelec Inc.*...........................         208,687
                                                            -------------
                                                                  817,937
                                                            -------------
ENVIRONMENTAL SERVICES--0.94%
     7,000       Ogden Corp. ............................         175,438
                                                            -------------
FINANCIAL SERVICES--4.71%
    21,400       Americredit Corp.*......................         295,587
     5,100       Capital One Financial Corp.*............         586,500
                                                            -------------
                                                                  882,087
                                                            -------------
FOREST PRODUCTS, PAPER--1.36%
     9,800       United Stationers Inc.*.................         254,800
                                                            -------------
HEALTHCARE COST CONTAINMENT--4.58%
     9,000       Allegiance Corp. .......................         419,625
     2,400       Pacificare Health Systems*..............         190,800
     6,600       Trigon Healthcare Inc.*.................         246,262
                                                            -------------
                                                                  856,687
                                                            -------------
HOTELS--0.42%
     1,400       Anchor Gaming*..........................          78,925
                                                            -------------
INDUSTRIAL PARTS--2.32%
     8,000       Danaher Corp. ..........................         434,500
                                                            -------------
INDUSTRIAL SERVICES/SUPPLIES--0.90%
     3,750       Robert Half International Inc.*.........         167,578
                                                            -------------
INFORMATION & COMPUTER SERVICES--9.50%
     8,900       A. C. Nielson Corp.*....................         251,425
     6,400       American Management Systems Inc.*.......         256,000
     3,000       CSG Systems International Inc.*.........         237,000
    11,700       HBO & Co. ..............................         335,644
     4,400       Keane Inc.*.............................         175,725
     2,200       Yahoo Inc.*.............................         521,262
                                                            -------------
                                                                1,777,056
                                                            -------------
INSTRUMENTS--SCIENTIFIC--1.35%
     2,900       Waters Corp.*...........................         253,025
                                                            -------------
LIFE INSURANCE--1.15%
     3,700       Hartford Life Inc. .....................         215,525
                                                            -------------

MITCHELL HUTCHINS SERIES TRUST--AGGRESSIVE GROWTH PORTFOLIO

  NUMBER OF
   SHARES                                                       VALUE
-------------                                               -------------

COMMON STOCKS (CONCLUDED)

MANUFACTURING--GENERAL--4.65%
     3,900       Briggs & Stratton Corp. ................   $     194,512
     4,700       Ingersoll Rand Co. .....................         220,606
     5,000       Quintiles Transnational Corp.*..........         266,875
     4,600       York International Corp. ...............         187,738
                                                            -------------
                                                                  869,731
                                                            -------------
MEDICAL PRODUCTS--1.40%
     3,000       VISX, Inc.*.............................         262,313
                                                            -------------
MEDICAL PROVIDERS--1.65%
     7,600       Lincare Holdings Inc.*..................         308,275
                                                            -------------
MEDICAL--WHOLESALE DRUG DISTRIBUTORS--1.15%
     3,300       Amerisource Health Corp.*...............         214,500
                                                            -------------
MEDICAL--BIMEDICAL/GENETICS--1.37%
     3,100       Biogen, Inc.*...........................         257,300
                                                            -------------
MOTOR VEHICLES--3.62%
     2,500       Arvin Industries Inc. ..................         104,219
     5,800       Fleetwood Enterprises Inc. .............         201,550
     9,600       Meritor Automotive Inc. ................         203,400
     5,900       Navistar International Corp.*...........         168,150
                                                            -------------
                                                                  677,319
                                                            -------------
OTHER INSURANCE--2.91%
     8,360       Fidelity National Financial Inc. .......         254,980
     9,000       First American Financial Corp. .........         289,125
                                                            -------------
                                                                  544,105
                                                            -------------
PRINTING--COMMERCIAL--1.50%
     2,800       Lexmark International Group Inc.*.......         281,400
                                                            -------------
  NUMBER OF
   SHARES                                                       VALUE
-------------                                               -------------

PUBLISHING--2.57%
     9,100       Harte Hanks Communications..............   $     259,350
     4,700       Houghton Mifflin Co. ...................         222,075
                                                            -------------
                                                                  481,425
                                                            -------------
RENTAL AUTO/EQUIPMENT--1.12%
     4,600       Hertz Corp. ............................         209,875
                                                            -------------
RESTAURANTS--2.83%
     6,100       Bob Evans Farms Inc. ...................         158,981
     5,192       CKE Restaurants, Inc. ..................         152,839
     9,900       Foodmaker Inc.*.........................         218,419
                                                            -------------
                                                                  530,239
                                                            -------------
SEMICONDUCTOR--2.97%
    12,200       Vitesse Semiconductor Corp. ............         556,625
                                                            -------------
SPECIALTY RETAIL--9.17%
    11,400       Bed, Bath & Beyond Inc.*................         389,025
     7,000       Best Buy Company Inc.*..................         429,625
     9,900       Dollar Tree Stores Inc.*................         432,506
     7,700       Intimate Brands Inc. ...................         230,037
    12,300       Transport World Entertainment Corp.*....         234,469
                                                            -------------
                                                                1,715,662
                                                            -------------
TOBACCO--0.51%
     2,700       Universal Corp. ........................          94,838
                                                            -------------
WIRELESS TELECOMMUNICATIONS--1.12%
     9,500       Skytel Communications Inc.*.............         210,188
                                                            -------------
Total Common Stocks (cost--$14,696,225)..................      21,148,294
                                                            -------------

  PRINCIPAL
   AMOUNT
    (000)                                         MATURITY DATE    INTEREST RATE        VALUE
-------------                                     -------------    -------------    -------------

COMMERCIAL PAPER@--2.14%
ENERGY RESERVES & PRODUCTION--2.14%
  $    400       Northern States Power Company
                   Minnesota (cost--$399,832)          01/04/99            5.05%          399,832
                                                                                    -------------
Total Investments (cost--$15,096,057)--115.14%..................................       21,548,126
                                                                                       (2,832,915)
Liabilities in excess of other assets--(15.14)%.................................
                                                                                    -------------
Net Assets--100.00%.............................................................    $  18,715,211
                                                                                    -------------
                                                                                    -------------

---------------

* Non-Income producing security

@ Interest rate shown is discount rate at date of purchase

                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--AGGRESSIVE GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES                            DECEMBER 31, 1998

ASSETS
Investments, at value (cost--$15,096,057)........................  $ 21,548,126
Cash.............................................................           866
Dividends and interest receivable................................         8,011
Other assets.....................................................         1,273
                                                                   ------------
Total assets.....................................................    21,558,276
                                                                   ------------

LIABILITIES
Dividends payable................................................     2,449,404
Payable for investments purchased................................       343,042
Payable to investment adviser and administrator..................        13,625
Accrued expenses and other liabilities...........................        36,994
                                                                   ------------
Total liabilities................................................     2,843,065
                                                                   ------------

NET ASSETS
Beneficial interest shares of $0.001 par value
  outstanding--1,372,138 (unlimited amount authorized)...........    12,263,269
Distributions in excess of net realized gain from investment
  transactions...................................................          (127)
Net unrealized appreciation of investments.......................     6,452,069
                                                                   ------------
Net assets.......................................................  $ 18,715,211
                                                                   ------------
                                                                   ------------
Net asset value, offering price and redemption value per share...        $13.64

                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--AGGRESSIVE GROWTH PORTFOLIO

STATEMENT OF OPERATIONS

                                                                                                                      FOR THE
                                                                                                                    YEAR ENDED
                                                                                                                 DECEMBER 31, 1998
                                                                                                                 -----------------

INVESTMENT INCOME:
Interest.......................................................................................................     $    36,530
Dividends......................................................................................................          74,969
                                                                                                                 -----------------
                                                                                                                        111,499
                                                                                                                 -----------------

EXPENSES:
Investment advisory and administration.........................................................................         172,407
Legal and audit................................................................................................          35,595
Reports and notices to shareholders............................................................................          20,901
Custody and accounting.........................................................................................          15,183
Trustees' fees.................................................................................................           7,500
Transfer agency fees and related service expenses..............................................................           1,500
Other expenses.................................................................................................           8,610
                                                                                                                 -----------------
                                                                                                                        261,696
                                                                                                                 -----------------
Net investment loss............................................................................................        (150,197)
                                                                                                                 -----------------

REALIZED AND UNREALIZED GAINS FROM INVESTMENTS:
Net realized gains from investments............................................................................       2,450,043
Net change in unrealized appreciation/depreciation of investments..............................................         942,711
                                                                                                                 -----------------
Net realized and unrealized gains from investment transactions.................................................       3,392,754
                                                                                                                 -----------------
Net increase in net assets resulting from operations...........................................................     $ 3,242,557
                                                                                                                 -----------------
                                                                                                                 -----------------

                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--AGGRESSIVE GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                             FOR THE YEARS
                                                                                                           ENDED DECEMBER 31,
                                                                                                      ----------------------------
                                                                                                          1998           1997
                                                                                                      -------------  -------------
FROM OPERATIONS:
Net investment loss.................................................................................   $  (150,197)   $  (126,975)
Net realized gains from investments.................................................................     2,450,043      3,516,947
Net change in unrealized appreciation/depreciation of investments...................................       942,711        559,895
                                                                                                      -------------  -------------
Net increase in net assets resulting from operations................................................     3,242,557      3,949,867
                                                                                                      -------------  -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains from investment transactions.....................................................    (2,449,404)    (3,393,138)
                                                                                                      -------------  -------------

FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares................................................................     1,313,234      2,796,889
Cost of shares repurchased..........................................................................    (5,857,217)    (5,035,609)
Proceeds from dividends reinvested..................................................................     3,389,606      1,591,309
                                                                                                      -------------  -------------
Net decrease in net assets from beneficial interest transactions....................................    (1,154,377)      (647,411)
                                                                                                      -------------  -------------
Net decrease in net assets..........................................................................      (361,224)       (90,682)

NET ASSETS:
Beginning of year...................................................................................    19,076,435     19,167,117
                                                                                                      -------------  -------------
End of year.........................................................................................   $18,715,211    $19,076,435
                                                                                                      -------------  -------------
                                                                                                      -------------  -------------

                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

  Mitchell Hutchins Series Trust--Aggressive Growth Portfolio (the "Portfolio") is a diversified Portfolio of Mitchell Hutchins Series Trust (the "Fund"), which is organized under Massachusetts law by a Declaration of Trust dated November 21, 1986 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund operates as a series company currently offering thirteen Portfolios. Shares of each Portfolio are offered only to insurance company separate accounts which fund certain variable contracts.

  The Fund accounts separately for the assets, liabilities and operations for each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them in a pro rated basis.

  The preparation of financial statements in accordance with generally accepted accounting principles requires the Fund's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

  VALUATION OF INVESTMENTS--Securities that are listed on U.S. and foreign stock exchanges are valued at the last sale price on the day the securities are being valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange designated by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber") investment adviser and administrator of the Portfolio, or by Nicholas-Applegate Capital Management, the sub-adviser, as the primary market. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") are valued at the last available sale price, or last bid price available if no sale occurs, on Nasdaq prior to the time of valuation; other OTC securities (other than short-term debt securities described below) are valued at the last available bid price prior to the time of valuation. When market quotations are unavailable, securities are valued based upon appraisals received from a pricing service using a computerized matrix system or appraisals derived from information concerning the security or similar securities received from recognized dealers in those securities. The amortized cost method of valuation, which approximates market value, is used to value short-term debt obligations with sixty days or less remaining to maturity, unless the Fund's board of trustees determines that this does not represent fair value. Securities and assets for which market quotations are not readily available (including restricted securities subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Fund's board of trustees.

  REPURCHASE AGREEMENTS--The Portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Portfolio may participate in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

NOTES TO FINANCIAL STATEMENTS

  INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost basis. Dividend income and other distributions are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.

  DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

INVESTMENT ADVISER AND ADMINISTRATOR

  The Fund's board of trustees has approved an investment advisory and administration contract with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Portfolio. In accordance with the Advisory Contract, the Portfolio pays Mitchell Hutchins an investment advisory and administration fee, which is computed daily and payable monthly, at an annual rate of 0.80% of the Portfolio's average daily net assets. Mitchell Hutchins pays Nicholas-Applegate Capital Management to serve as the Portfolio's sub-adviser. Mitchell Hutchins (not the Portfolio) pays the sub-adviser a fee, computed daily and paid monthly, at an annual rate of 0.50% of the Portfolio's average daily net assets.

  For the year ended December 31, 1998, the Aggressive Growth Portfolio paid no brokerage commissions to PaineWebber for transactions executed on behalf of the Portfolio.

SECURITY LENDING

  The Portfolio may lend securities up to 33 1/3% of its total assets to qualified institutions. The loans are secured at all times by cash or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Portfolio will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Portfolio receives compensation, which is included in interest income, for lending its securities from interest earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. PaineWebber, the Portfolio's lending agent, received compensation from the Portfolio of $555 for the year ended December 31, 1998.

  For the year ended December 31, 1998, the Portfolio earned $1,046 net of fees, rebates and expenses, for securities lending transactions. At December 31, 1998, there were no securities on loan from the Portfolio.

BANK LINE OF CREDIT

  The Portfolio may participate with other funds managed by Mitchell Hutchins in a $200 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Portfolio at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Portfolio has agreed to pay commitment fees, pro rata,

NOTES TO FINANCIAL STATEMENTS

based on the relative asset size of the funds in the Facility. Interest is charged to the Portfolio at rates based on prevailing market rates in effect at the time of borrowings. For the year ended December 31, 1998, the Portfolio did not borrow under the Facility.

INVESTMENTS IN SECURITIES

  For federal income tax purposes, the cost of securities owned at December 31, 1998 was substantially the same as the cost of securities for financial statement purposes.

  At December 31, 1998, the components of net unrealized appreciation of investments were as follows:

Gross appreciation (investments having an excess
  of value over cost).............................  $6,905,229
Gross depreciation (investments having an excess
  of cost over value).............................    (453,160)
                                                    -----------
Net unrealized appreciation of investments........  $6,452,069
                                                    -----------
                                                    -----------

  For the year ended December 31, 1998, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were $15,098,310 and $18,987,025, respectively.

FEDERAL TAX STATUS

  The Portfolio intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required.

  To reflect reclassifications arising from permanent "book/tax" differences for the year ended December 31, 1998, the Portfolio's accumulated net investment loss was increased by $151,054 and beneficial interest was decreased by $151,054. Permanent book/tax differences are primarily attributable to net operating loss.

SHARES OF BENEFICIAL INTEREST

  There are an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                 FOR THE YEARS
                              ENDED DECEMBER 31,
                           -------------------------
                              1998          1997
                           -----------  ------------
Shares sold..............       89,440       191,122
Shares redeemed..........     (395,924)     (356,820)
Dividends reinvested.....      255,434       124,554
                           -----------  ------------
Net decrease.............      (51,050)      (41,144)
                           -----------  ------------
                           -----------  ------------

MITCHELL HUTCHINS SERIES TRUST--AGGRESSIVE GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

                                                  FOR THE YEARS ENDED DECEMBER 31,
                                      --------------------------------------------------------
                                        1998        1997        1996        1995        1994
                                      --------    --------    --------    --------    --------
Net asset value, beginning of
 year.............................    $  13.40    $  13.09    $  11.34    $   9.65    $   9.95
                                      --------    --------    --------    --------    --------
Net investment income (loss)......       (0.12)      (0.09)      (0.10)       0.03        0.01
Net realized and unrealized gains
 (losses) from investments........        2.15        2.78        2.93        2.00       (0.30)
                                      --------    --------    --------    --------    --------
Net increase (decrease) from
 investment operations............        2.03        2.69        2.83        2.03       (0.29)
                                      --------    --------    --------    --------    --------
Dividends from net investment
 income...........................       --          --          --          (0.02)      (0.01)
Distributions from net realized
 gains from investments...........       (1.79)      (2.38)      (1.08)      (0.32)      --
                                      --------    --------    --------    --------    --------
Total dividends and
 distributions....................       (1.79)      (2.38)      (1.08)      (0.34)      (0.01)
                                      --------    --------    --------    --------    --------
Net asset value, end of year......    $  13.64    $  13.40    $  13.09    $  11.34    $   9.65
                                      --------    --------    --------    --------    --------
                                      --------    --------    --------    --------    --------
Total investment return (1).......       15.30%      20.76%      25.23%      21.04%      (2.90)%
                                      --------    --------    --------    --------    --------
                                      --------    --------    --------    --------    --------
Ratios/Supplemental Data:
Net assets, end of year (000's)...    $ 18,715    $ 19,076    $ 19,167    $ 17,660    $ 13,600
Expenses to average net assets....        1.21%       1.18%       1.52%       1.29%       1.59%
Net investment income (loss) to
 average net assets...............       (0.70)%     (0.59)%     (0.74)%      0.23%       0.07%
Portfolio turnover rate...........          73%         89%        115%        119%         90%

-----------------

(1)        Total investment return is calculated assuming a $1,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of each year reported. The figures do not include additional contract level charges; results would be lower if such charges were included.

MITCHELL HUTCHINS SERIES TRUST--AGGRESSIVE GROWTH PORTFOLIO

REPORT OF INDEPENDENT AUDITORS

The Board of Trustees and Shareholders
Mitchell Hutchins Series Trust--Aggressive Growth Portfolio

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Mitchell Hutchins Series Trust--Aggressive Growth Portfolio (the "Portfolio") (one of the Portfolios constituting Mitchell Hutchins Series Trust) (the "Fund") as of December 31, 1998 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mitchell Hutchins Series Trust--Aggressive Growth Portfolio at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                          /s/ Ernst & Young LLP

New York, New York
February 11, 1999

ANNUALREPORT



MITCHELL
HUTCHINS SERIES
TRUST


AGGRESSIVE
GROWTH
PORTFOLIO


DECEMBER 31, 1998


-C- 1999 PaineWebber Incorporated